UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2008 (August 13, 2008)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD.

On August 13, 2008, our board of directors declared distributions payable to the stockholders of record each day for September 1, 2008 through September 30, 2008.  The declared distributions will equal a daily amount of $0.001013699 per share of common stock, par value $0.0001 per share.  Distributions payable to stockholders of record will be paid in cash on or before the 16th day of the following month.  A portion of each distribution is expected to constitute a return of capital for tax purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: August 19, 2008	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Assistant Secretary